                                           ***Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                         Under 17 C.F.R. Sections 200.80(b)(4),
                                                             200.83 and 230.406


This Contract No. WM001 is entered into as of September 8, 1999, by and between Cayenta.com Corporation (hereinafter referred to as Cayenta or Contractor) and Waste Management, Inc. (hereinafter referred to as Customer).

ARTICLE I - SCHEDULE

A. STATEMENT OF WORK. Cayenta shall provide, on a fixed price basis, the necessarypersonnel, and services as required by the Contractor to complete the tasks contained in the attached Statement of Work (SOW).

B. PERIOD OF PERFORMANCE. The period of performance under this Contract shall commence on September 1, 1999 and expire on November 30,1999.

ARTICLE II - CONSIDERATION

A. Consideration. In consideration of the work to be performed under the Statement of Work, Cayenta shall be paid [...***...] plus expenses. A [...***...] deposit will be paid to Cayenta upon the execution of the contract.

B. INVOICING. An original and one copy of each invoice shall be submitted every two weeks to the customer in the amount of [...***...], plus expenses.

C.   PAYMENT. Payment shall be net 15 days from submission of the invoice.

D. REIMBURSEMENT FOR PER DIEM AND OTHER EXPENSES. Cayenta shall be reimbursed for reasonable and allowable per them and other expenses incurred in the performance of this effort. Per diems and other expenses will be included on each invoice submitted and are estimated at [...***...] of total labor costs.

ARTICLE III - CONTENTS OF CONTRACT

The provisions of the following attached articles and documents are made a part of this Contract:

1.   Attachment A. Statement of Work

2.   Attachment B. General Provisi ons


                     *CONFIDENTIAL TREATMENT REQUESTED

ARTICLE IV - TERMINATION OF CONTRACT FOR CONVENIENCE

Customer may, for any reason, at any time or for its convenience, terminate this Contract and performance thereunder in whole, or, in part, by written notice of termination issued to Cayenta, which notice shall state the extent to which such performance shall be terminated and the date upon which such termination shall become effective. Cayenta shall be paid for all work that was authorized by Customer prior to the date of termination. Provisions 5, 6, 7, 8, 9, 10, 11, 13 and 18 shall survive any termination of this Contract.

ARTICLE V - TERMINATION OF CONTRACT FOR DEFAULT

Should Customer breach at any time, any of the clauses contained herein, Cayenta reserves the right to terminate the Contract for default by written notice of termination issued by Cayenta. Such notice shall state the extent to which such performance shall be terminated and the date upon which such termination shall become effective. Cayenta shall be paid for all work that was authorized by Customer prior to the date of termination. Provisions 5, 6, 7, 8, 9, 10, 11, 13 and 18 shall survive any termination of this Contract.

                            SIGNATURE PAGE

BOTH PARTIES hereto warrant and represent that they have full right, power and authority to execute this Contract.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

WASTE MANAGEMENT, INC.                      THE TITAN CORPORATION
                                            CAYENTA.COM



-------------------------------             -------------------------------
SIGNATURE                                   SIGNATURE



MIKE PATTON, VICE PRESIDENT IS              DAVID PORRECA, CEO
-------------------------------             -------------------------------
NAME AND TITLE                              NAME AND TITLE



SEPTEMBER 8,1999                            SEPTEMBER 8,1999
-------------------------------             -------------------------------
DATE                                        DATE

                               ATTACHMENT A

                             Statement of Work


Cayenta shall provide the necessary personnel, services, materials, equipment and facilities necessary for the successful accomplishment of this Contract as follows:

Assist in:

    A. Creation of near-term fixes of the billing process.

    B. Developing an IT System strategy, architecture and implementation plan.

    C. Creation of high-payoff, near-term fixes of the monthly accounting close process.

    D. Creation of high-payoff, near-term fixes of the accounting for the intercompany transaction process.

Deliver:

    A. Deployment and operational support for near-term fixes of the billing process.

    B. Executable IT System strategy, architecture and implementation plan.

    C. Deployment of near-term fixes of the monthly accounting close process.

    D. Deployment of near-term fixes of the accounting for the intercompany transaction process.

                                ATTACHMENT B

                             General Provisions

1.     PAYMENT FOR SERVICES
       (a) Customer agrees to pay Cayenta in accordance with the terms set forth in Article II. Cayenta shall submit an itemized invoice for the services rendered and authorized expenses incurred. Invoices shall be payable within thirty
            (15) days of submission.

       (b) Customer may, upon notice to Cayenta, withhold payment for work that is not accepted pursuant to the Statement of Work and/or reasonably question any item(s) reflected on Cayenta's invoice. Pending the settlement or resolution of the issues(s) that cause the non-payment by Customer under this provision, the said non-payment shall not constitute a default of this Contract. It is understood that Customer shall pay all amounts due that are not in dispute.

2.     INDEPENDENT CONTRACTOR

       (a) Cayenta shall perform all Services hereunder as an Independent Contractor, and nothing contained herein shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or master and servant, or employer and employee between the parties hereto or any affiliates or subsidiaries thereof, or to provide either party with the right, power or authority, whether expressed or implied, to create any such duty or obligation on behalf of the other party.

3.     CHOICE OF LAW

       (a) Cayenta agrees that in carrying out its duties and responsibilities under this Contract Agreement, it will neither undertake, nor cause nor permit to be undertaken, any activity which is illegal under any laws, decrees, rules or regulations in effect in either the United States or United Kingdom (herein referred to as "Territories").

       (b) Cayenta agrees that it will not, directly or indirectly, give, offer or promise, or authorize or tolerate to be given, offered or promised, anything of value to another person, knowing or having reason to know that such thing of value is to be given, offered or promised to an official or employee of the governments of the Territories or of any subdivisions thereof with the intent to (1) influence any official act or decision of such official or employee, or (2) induce such official or employee to use his influence to affect or influence any act or decision of the governments of the Territories or any subdivision thereof.

       (c) Customer hereby represents and warrants that it is, and will remain in compliance with the requirements of all applicable export laws and regulations, including but not limited to the U.S. Export Administration Regulations and International Traffic in Arms Regulations. Such requirements include, but are not limited to obtaining all required authorizations or licenses for the export or reexport of any controlled item, product, article, commodity, software or technology.

       (d) Without limiting the generality of the foregoing, Customer hereby represents and warrants that (i) it has not been, and is not currently, debarred, suspended or otherwise prohibited or restricted from exporting, reexporting, receiving, purchasing, processing or otherwise obtaining any item, product, article, commodity, software or technology regulated by any agency of the United States; and (if) Customer will not export or reexport any software or technology or the direct product thereof received from the Contractor under this Contract except in strict accordance with any applicable export regulations. Customer agrees to indemnify and hold harmless Cayenta from any costs, penalties or other losses caused by, or related to, any violation or breach of the warranties contained in this provision.

       (e) This Contract, and the performance of breach thereof, shall be governed by and interpreted as to substantive matters in accordance with the applicable laws of the State of California, U.S.A.

4.            PROPRIETARY RIGHTS

       (a) All information, reports, studies, object or source code, flow charts, diagrams and other tangible or intangible material, collectively ("Materials") of any nature whatsoever produced by or as a result of any of the Services and Deliverables, and all copies of the foregoing, shall be the sole and exclusive property of Cayenta and such Materials shall be deemed "'works made for hire", of which Cayenta shall be deemed the author. Customer shall retain the right to utilize the Materials for internal use without restriction.

       (b) Cayenta warrants that all Materials developed under this Contract shall be Cayenta's own work.

5.     INDEMNIFICATION

       (a) Cayenta hereby represents and warrants that any information, material, products, designs, specifications or instructions, or the use thereof, provided by Cayenta does not infringe a patent, utility model, industrial design, copyright, trade secret or trademark in any country where Cayenta performs Services or provides Deliverables.

       (b) Cayenta will defend or settle any claim against Customer that the Services and Deliverables delivered under this Contract or Cayenta's use thereof infringe a patent, utility model, industrial design, copyright, trade secret, trademark or other third party intellectual property right in the country where Cayenta performs Services or provides Deliverables, provided that
            Customer:

            (1)  promptly notifies Cayenta in writing of the claim, and

            (2) cooperates with Cayenta in, and grants Cayenta sole authority to control the defense and any related settlement.

       (c) Cayenta will pay the cost of such defense and settlement and any costs, attorney's fees and damages awarded by a court of competent jurisdiction against Cayenta. If such a claim is made or appears likely to be made, Cayenta may procure the right for Customer to continue using the Deliverable and receiving the Services, may modify the Deliverable and/or the Services, or may replace same. If use of the Services and/or Deliverables is enjoined, Cayenta will modify Services and/or Deliverables and provide substitute Services and/or Deliverables acceptable to Customer that do not infringe, or refund Customer for payments made for such Services and/or Deliverables which are subject to any injunction.

       (e) Customer shall defend, indemnify, and hold Cayenta harmless from and against any claim, liability, loss cost or expense (including reasonable attorney's fees) arising out of or resulting from (i) any personal injury or death to persons, or damage to property, in connection with the Services and Deliverables provided hereunder, and (ii) the negligence or willful misconduct of Customer, or its agents, employees' or contractors' connection with the Services and Deliverables provided hereunder.

6.  LIMITATION OF LIABILITIES

    Cayenta shall have no liability for any claim relating to this Contract in excess of the fees and expenses payable hereunder. In no event shall Cayenta be liable to the Customer for indirect, special, incidental or consequential damages.

    The choice to implement any alterations to business processes will be the sole responsibility of the Customer. Cayenta will not assume the role of management, nor will Cayenta or any of its personnel or agents direct employees of Customer to take specific actions.

    This scope of this project does not include Year 2000 analysis or remediation. In no event will Cayenta be liable for damages related to Year 2000 effects on the Customers systems.

7.  CONFIDENTIAL INFORMATION

    During the course of this Contract, Customer and Cayenta will expose one another to confidential and proprietary information and trade secrets of the other and of parties from whom they have been licensed and/or otherwise authorized to provide products and services, including, without limitation, software and hardware designs and specifications, equipment, software, and information relating to marketing plans and future products, service capabilities, performance, and capacities and further including, without limitation, the proprietary information and trade secrets relating to the Statement of Work (collectively, "'Confidential Information"). "Confidential Information" also includes (i) all information in any form, belonging to Discloser or its affiliated companies that is maintained in confidence by Discloser and received by Recipient from Discloser or any of the Discloser's affiliates and (ii) for Cayenta's obligations, as described in Provision 8(c) below, the Deliverables.

    (a) For the purpose of this Provision, "Recipient" refers to the party receiving Confidential Information and "Discloser" refers to the party disclosing Confidential Information. Recipient acknowledges the proprietary and sensitive nature of Confidential Information, and the importance of maintaining the secrecy and confidentiality of such Confidential Information and agrees that (i) it shall use Confidential Information only as authorized by this Contract, (ii) it shall hold Confidential Information in confidence, (iii) it shall not disclose any Confidential Information to anyone except in accordance with this Contract, and (iv) it shall use its best efforts to prevent any unauthorized disclosure of Confidential Information.

    (b) Confidential Information does not include information (i) generally known on a non-confidential basis (through no fault of Recipient) to companies in Discloser's business; (ii) lawfully obtained by Recipient without restriction on disclosure; (iii) known to Recipient prior to receipt from Discloser without restriction on disclosure; (iv) independently developed by Recipient without use of information provided by Discloser; (v) disclosed by Discloser to a third party without a duty of confidentiality on the third party or
         (vi) disclosed by Recipient with Discloser's prior written approval.

    (c) Recipient agrees not to disclose Confidential Information to any third party and to use the Confidential Information only in connection with the Services and Deliverables. Recipient will limit access to the Confidential Information to its officers, directors, employees and Customers who are performing or supervising the work hereunder. Recipient will promptly notify Discloser of any unauthorized disclosure or use of the Confidential Information of which Recipient becomes aware and will take all steps reasonably requested by Discloser to remedy any such disclosure or use. Recipient shall not use, copy, duplicate or otherwise reproduce or retain all or any portion of the Confidential information in any form or manner whatsoever except as authorized in writing by Discloser. Recipient Will reproduce all confidential and other proprietary rights notices appearing on originals on all such authorized copies. The obligation to protect Confidential Information shall terminate eight years from the date last signed above.

    (d) Recipient will restrict disclosure of Confidential Information solely to those of its employees and agents with a need to know such Confidential Information for the purpose of performing the work under this Contract. Recipient will ensure that any such person permitted access to any portion of the Confidential Information is advised of its confidential nature and the related obligation. Such purpose shall be the only one for which Recipient may use the Confidential Information. Recipient shall use and shall require that its agents and employees use the same degree of care with respect to Confidential Information as Recipient uses with respect to its own proprietary information.

    (e) Recipient shall not reverse compile, reverse assemble, or reverse engineer meaning of any software code or equipment which are within the meaning Confidential Information.

    (f) Upon termination of the Contract or upon Discloser's request, Recipient agrees to surrender and deliver to Discloser all Confidential Information, which Discloser has provided to Recipient.

    (g) If an attorney is used to enforce this Provision 8, the prevailing party in any action or proceeding to so enforce this Provision 8 shall be entitled to its reasonable attorney's fees and cost incurred in such action or proceeding.

8.  PROJECT MANAGERS

    Cayenta shall assign a Cayenta employee (the "Project Manager") for each assignment to manage the assignment and oversee the Contract. The "Project Manager" is responsible for monitoring the Cayenta's work and for review and approval of invoice documentation.

    During the term of this Contract, the following Cayenta technical and administrative representatives are hereby designated:

         Rick Belmonte
         Project Manager

         Curt Smith
         VP Finance and Operations

    (a) Cayenta's Project Manager is responsible for the day-to-day clarifications and guidance of Cayenta's personnel as may be required under the Contract.

    (b) Matters relating to prices/costs, terms and conditions, quantities to be supplied, delivery schedule and financial adjustments shall be handled through the technical or administrative contacts above.

    (c) Agreements between the parties, which by their nature effect a change to ge to the Contract, shall only be binding upon the parties when such agreements or actions are specifically authorized in writing by the VP Finance and Operations.

    (f) All correspondence and communications between the Cayenta and Customer shall be directed to either of the technical or administrative contacts above.

9.   PUBLICITY

     Customer Cayenta each agree not to make any public disclosure, except as may be legally required, relating to this Contract, Customer or its affiliated companies, or Cayenta or its affiliated companies, without obtaining the prior written consent of Cayenta and the Customer.

10.  NON-SOLICITATION

     During and for a period of one-year following termination of this Contract, neither party will, without prior written consent of the other party, hire or attempt to hire any employee of the other party or its affiliated companies.

11.  WORK POLICY

     (a) Cayenta further agrees to employ his best efforts to meet Customer's assignment deadlines and documentation standards, as applicable. Unless otherwise agreed upon, Cayenta. shall meet with Customer personnel to discuss and review the progress status of the current assignment on a regular basis. Cayenta will comply with all provisions set forth in the Statement of Work.

12.  ADDITIONAL PROVISIONS

     (a) Paragraph Headings. Paragraph headings are for convenience only and shall not be a part of the Terms and Conditions of the Contract.

     (b) Waiver. Failure by either party at any time to enforce any obligation by the other party, to claim a breach of any term of this Contract or to exercise any power agreed to hereunder will not be construed as a waiver of any right, power or obligation under this Contract win not affect any subsequent breach, will not prejudice either party as regards any subsequent action.

     (c) Severability. If any term or provision of this Contract should be declared red invalid by a term and/or provision, this Contract shall remain unimpaired and in full force and effect

     (d) Subcontractors. Customer reserves the right of approval of unimpaired Subcontractors who will service Customer. Approval of such Subcontractors will not be unreasonably withheld by Customer. Approval of any Subcontractors by Customer shall not constitute the superseding or waiver of any right of the Customer to reject work that is not in conformance with its standards or this Contract. Cayenta shall be fully responsible for all acts and omissions of its Subcontractors. Nothing in this Contract shall be construed to create any contractual relationship between Customer and any Subcontractors, nor any obligation on the part of Customer to pay or to see to the payment of any money due any Subcontractors, except as may otherwise by required by law.

     (e) Assignment. Neither party may assign any rights nor obligations under this Contract without the prior consent of the other; provided, however, that Cayenta may assign any rights or obligations under this Contract to a subsidiary or affiliate.

     (f) Modification. No modification, waiver or amendment of any term- or conditions of this Contract shall be effective unless and until it shall be reduced to writing and signed by both of the parties hereto or their legal representatives. All legally required Amendments will automatically become part of this Contract thirty
          (30) days after notification to both parties.

     (g) Survival. The provisions of this Contract that by their nature and content are intended to survive the performance hereof, shall so survive the completion and termination of this Contract.

     (h) Complete Agreement. This Contract together with the Statement of Work constitutes the entire agreement of the parties with respect to its subject matter and may not be modified in any way except by written agreement signed by both parties. There are no other agreements either express or implied with regard to this subject matter.

-------------------------------------------------------------------------------

                     Change Order for Cayneta Support of WMI

-------------------------------------------------------------------------------

BACKGROUND:

Cayenta was originally contracted by WMI to develop an IT strategy and architecture plan to established a future state solution blueprint that greatly improves IT support of business operations and management. The initial proposal included two support projects to identify quick-fixes for the Billing and Financial Close processes. All three projects were originally bid on a fixed price basis for a total of [...***...].

CURRENT STATUS:

Shortly after the project start in early September, Cayenta encountered numerous related projects that were being conducted by Price Waterhouse Coopers and Arthur Andersen. This generated significant unplanned coordination effort for all Cayenta teams.

Cayenta was also requested to refocus their priorities on improving support and operation of the current IT environment, primarily MAS. We received verbal approval from Ralph Whitworth and Mike Patton to proceed on this track and we engaged additional consultants to support the changing focus of our project. Two weeks later, Perot Systems was brought in to take over all IT related activities. This too resulted in more refocusing of our efforts and engaging in additional coordination activity with both old and new players.

BILLING ARRANGEMENT AND ESTIMATE:

Our estimate for work beyond our initial proposal is an additional [...***...]. Our plan is to deliver our final recommendations by Nov. 8 and wrap-up all consultant work by Nov. 12. We will separately propose our support for any authorized quick-fix projects that are approved by WMI.

APPROVAL:

Cayenta:                                      WMI:

/s/ RICK BELMONTE                             Illegible    10/28/99
--------------------------------------        ---------------------------------
Rick Belmonte, Cayenta Program Manager        Ralph Whitworth, WMI Chairman

Date:                                         Date:
     ---------------                               ---------------

                         *CONFIDENTIAL TREATMENT REQUESTED

                                       1